EATON VANCE EMERGING MARKETS LOCAL INCOME FUND EATON VANCE GLOBAL MACRO FUND EATON VANCE INTERNATIONAL INCOME FUND Supplement to Statement of Additional Information dated March 1, 2008

The following replaces "Performance Information" under Appendix A - Class A Fees, Performance & Ownership

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000 in this Class for the periods shown in the table. Performance for the period prior to the Fund’s commencement of operations on June 27, 2007 is that of Global Macro Portfolio. Portfolio performance is not adjusted for Fund expenses. Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

	Length of Period Ended October 31, 2007
Average Annual Total Return:	One Year*	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	10.23%	8.82%	6.93%
Before Taxes and Including Maximum Sales Charge	4.99%	7.77%	6.41%
After Taxes on Distributions and Excluding Maximum Sales Charge	7.18%	5.73%	3.64%
After Taxes on Distributions and Including Maximum Sales Charge	2.08%	4.71%	3.14%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.54%	5.69%	3.82%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.14%	4.80%	3.37%

Class A commenced operations on June 27, 2007

The following replaces "Performance Information" under Appendix B - Class I Fees, Performance & Ownership

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000 in this Class for the periods shown in the table. Performance for the period prior to the Fund’s commencement of operations on June 27, 2007 is that of Global Macro Portfolio. Portfolio performance is not adjusted for Fund expenses.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses. Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

	Length of Period Ended October 31, 2007
Average Annual Total Return:	One Year*	Five Years	Ten Years
Before Taxes	10.24%	8.82%	6.93%
After Taxes on Distributions	7.14%	5.72%	3.64%
After Taxes on Distributions and Redemption	6.55%	5.69%	3.82%

Class I commenced operations on June 27, 2007

March 6, 2008